UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 17, 2003

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246 Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)                        Exhibits

99.1                    Press Release issued by Water Pik Technologies, Inc. dated October 16, 2003.

Item 12. Results of Operation and Financial Condition.

On October 16, 2003, Water Pik Technologies, Inc. issued a press release announcing its third quarter 2003 operating results.  A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	October 17, 2003	By:	/s/ VICTOR C. STREUFERT
Victor C. Streufert
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated October 16, 2003.